Employee Benefit Plan, Tax Status (Details)	12 Months Ended
Dec. 31, 2025
EBPESPB
EBP, Tax Status [Line Items]
EBP, Tax Status

5	Tax Status
The U.S. Internal Revenue Service ("IRS") has determined and informed the Company by a favorable determination letter dated October 25, 2017, that the Plan and related trust are qualified in accordance with applicable sections of the IRC to be exempt from U.S. federal income tax. The Plan has been amended and restated subsequent to the receipt of this favorable determination letter. Although the Plan has been amended and restated since receiving the determination letter, Plan management, the Committee and the Plan's counsel believe that the Plan is being operated in material compliance with the applicable requirements of the IRC and therefore no provision for U.S. federal income tax is required.
GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Committee has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.